Exhibit 10.1

MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT dated as of August 4, 2026 (the “Amendment”) is by and among WBI Operating LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined below), each Issuing Bank, and Truist Bank, as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower, the Administrative Agent, the Issuing Banks and the financial institutions party thereto from time to time, as lenders (collectively, the “Lenders”) are parties to that certain Revolving Credit Agreement dated as of September 26, 2025 (the “Existing Credit Agreement”; as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, (i) the Borrower, the Issuing Banks, the Lenders and the Administrative Agent desire to amend the Existing Credit Agreement to make certain amendments and modifications, in each case upon the terms and conditions set forth herein and in each case to be effective as of the First Amendment Effective Date (as defined below) and (ii) the Lenders wish to reallocate a percentage of their rights and obligations as Lenders under the Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.
Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
(a)
The following defined terms shall be added in the correct alphabetical order to Section 1.1 of the Existing Credit Agreement:

““Amendment No. 1” means that certain Master Assignment, Agreement and Amendment No. 1 to Revolving Credit Agreement effective as of the Amendment No. 1 Effective Date, by and among the Borrower, the Lenders, the Administrative Agent and the Issuing Banks.”

““Amendment No. 1 Effective Date” means the “First Amendment Effective Date” as defined in Amendment No. 1.”

(b)
The definition of “Aggregate Revolving Commitment Amount” in Section 1.1 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

““Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On the Amendment No. 1 Effective Date, the Aggregate Revolving Commitment Amount is $750,000,000.”

(c)
Section 2.21(a)(i) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(i) the aggregate principal amount of all such Incremental Commitments made pursuant to this Section after the Amendment No. 1 Effective Date shall not exceed $250,000,000;”

(d)
Each of Schedule I and Schedule II to the Existing Credit Agreement shall be amended and restated in its entirety as attached hereto as Annex A, to be true and correct as of the First Amendment Effective Date.
Section 2.
Assignment and Acceptance; Increase in Maximum Revolving Credit Amounts. In lieu of executing and delivering an Assignment and Acceptance, each Lender whose Pro Rata Share of the Aggregate Revolving Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and each Lender whose Pro Rata Share of the Aggregate Revolving Commitments is increasing in connection herewith (each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and the Borrower hereby accepts, the following:
(a)
Each Assignor hereby sells and assigns, without recourse, to the respective Assignees, and each Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the First Amendment Effective Date, the interests set forth in Annex A hereto (the “Assigned Interest”) in such Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Revolving Commitment of the Assignor on the First Amendment Effective Date and the Revolving Loans owing to such Assignor which are outstanding on the First Amendment Effective Date, together with the participations in the LC Exposure of such Assignor on the First Amendment Effective Date, but excluding accrued interest and fees to and excluding the First Amendment Effective Date. Each Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the First Amendment Effective Date, (i) each Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) each Assignor shall, to the extent of the relevant Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.
(b)
The Administrative Agent, each Issuing Bank, and the Borrower hereby consent to each Assignor’s assignment of the Assigned Interests to the respective Assignees, waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Amendment, and agree that the terms of this Amendment shall constitute an Assignment and Acceptance. The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable by each Assignee pursuant to Section 10.4(b) of the Credit Agreement as a result of the assignments provided for herein.
(c)
Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
(d)
Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement (to the extent it is not already a Lender), (ii) it meets all the requirements to be an assignee under Section 10.4 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, and on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, and (vi) it has delivered to the Administrative Agent documents required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(e)
From and after the First Amendment Effective Date, the Administrative Agent shall make all payments in respect of the relevant Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assignor for amounts which have accrued to but excluding the First Amendment Effective Date and to the relevant Assignee for amounts which have accrued from and after the First Amendment Effective Date, unless otherwise agreed in writing by the Administrative Agent.
Section 3.
Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “First Amendment Effective Date”):

(a)
The Administrative Agent (or its counsel) shall have received the following, each to be in form and substance reasonably satisfactory to the Administrative Agent:
(i)
a counterpart of this Amendment signed by or on behalf of the Borrower and each of the Lenders, or written evidence satisfactory to the Administrative Agent (which may include pdf transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(ii)
a counterpart of the Consent and Reaffirmation attached hereto as Annex B (the “Consent and Reaffirmation”) from each of the Grantors party thereto or written evidence satisfactory to the Administrative Agent (which may include pdf transmission of a signed signature page of the Consent and Reaffirmation) that such party has signed a counterpart of the Consent and Reaffirmation;
(iii)
a promissory note or notes, executed by the Borrower, payable to each Lender requesting a note in connection with the Amendment;
(iv)
a certificate of a Responsible Officer of each Loan Party (i) certifying that its respective bylaws, or partnership agreement or limited liability company agreement (the “Organizational Documents”) of such Loan Party delivered pursuant to the Existing Credit Agreement have not been amended and remain in full force and effect (or, to the extent there has been an amendment or modification to such Organizational Documents, attaching all amendments thereto), (ii) certifying that the certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents (the “Certificates of Formation”) of such Loan Party delivered pursuant to the Existing Credit Agreement have not been amended and remain in full force and effect (or, to the extent there has been an amendment or modification to such Certificates of Formation, attaching all amendments thereto), (iii) attaching and certifying the resolutions of its board of directors or other equivalent governing body, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Amendment or other Loan Documents to which it is a party, executed in connection therewith and (iv) attaching certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party;
(v)
a certificate signed by a Responsible Officer, certifying that after giving effect to the funding of any Borrowing on the First Amendment Effective Date, (x) the conditions in Section 3(b) and (c) below and (y) that since the Effective Date, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect;
(vi)
a Financial Officer Certification confirming that the Loan Parties, taken as a whole, are Solvent before and after giving effect to the funding of any Borrowing on the First Amendment Effective Date;
(vii)
at least five (5) days prior to the date of this Amendment, (A) all documentation and other information required by bank regulatory authorities or reasonably requested by the Administrative Agent or any Lender under or in respect of applicable “know your customer” and anti-money laundering Requirements of Law including the Patriot Act and (B) the Borrower, which qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall deliver a Beneficial Ownership Certification in relation to the Borrower.
(b)
The representations and warranties made by the Borrower and each other Loan Party pursuant to Section 4 below shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by materiality, in which case such representations and warranties shall be true and correct in all respects).
(c)
Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(d)
The Administrative Agent shall have received payment of all fees payable to the Administrative Agent, any Lender or the Arrangers on or prior to the First Amendment Effective Date.
Section 4.
Representations and Warranties.

The Borrower and each other Loan Party represents and warrants (with respect to each other Loan Party, solely with respect to itself and solely with respect to clauses (a) and (b) below) to the Administrative Agent and the Lenders as of the First Amendment Effective Date that:

(a)
the execution, delivery and performance of this Amendment have been duly authorized by all requisite limited liability company or corporate action on the part of Borrower and each other Loan Party, that this Amendment has been duly executed and delivered by the Borrower and that the Consent and Reaffirmation has been duly executed and delivered by each other Loan Party;
(b)
this Amendment and the Borrower’s obligations under the Credit Agreement as amended hereby, and the Consent and Reaffirmation and each Loan Party’s obligations under each other Loan Document to which it is a party, constitute the legal, valid and binding agreement and obligations of the Borrower or each other Loan Party, as applicable, enforceable against the Borrower and such Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles, or bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally;
(c)
immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall exist;
(d)
the execution, delivery and performance of this Amendment do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.1 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Requirement of Law binding on such Person; in the case of Section 4(d)(ii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(e)
no material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment;
(f)
each Mortgage required to be delivered on or prior to the First Amendment Effective Date pursuant to the Credit Agreement and the other Loan Documents, (i) has been duly recorded (or submitted for recording) in the appropriate recording office, and each such Mortgage is in full force and effect and (ii) upon recording, creates legal, valid and enforceable Liens on, and security interest in, all of the Loan Parties’ right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, in favor of the Collateral Agent; and
(g)
immediately prior to and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a

Material Adverse Effect or other materiality qualifier, in which case such representations and warranties are true and correct in all respects).

Section 5.
Covenants.
(a)
No later than ten (10) days after the First Amendment Effective Date (or such later date as the Administrative Agent shall agree in its sole discretion), the Administrative Agent or its counsel shall have received an executed copy of a reaffirmation as to each Mortgage (other than any Mortgage filed in any county in the State of Oklahoma).
(b)
No later than ten (10) days after the First Amendment Effective Date (or such later date as the Administrative Agent shall agree in its sole discretion), the Borrower or its counsel shall have ordered county-level real property record searches in each county where a Mortgaged Property is located (other than any Mortgaged Property located in Oklahoma).
Section 6.
Counterparts.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 7.
Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.5(b) to (d) and 10.6 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8.
Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.
Effect of Amendment and Reaffirmation.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof. This Amendment is hereby designated as a Loan Document by the Borrower.

[remainder of page left blank intentionally; signatures to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WBI OPERATING LLC, as Borrower By: /s/ Scott McNeely Name: Scott McNeely Title: Executive Vice President, Chief Financial Officer

[Signature Page To Amendment No. 1]

TRUIST BANK

as the Administrative Agent, the Issuing Bank and as a Lender

By: /s/ Lincoln LaCour

Name: Lincoln LaCour

Title: Director

[Signature Page To Amendment No. 1]

Wells Fargo Bank, N.A.
as a Lender

By: /s/ Emily Board

Name: Emily Board

Title: Vice President

[Signature Page To Amendment No. 1]

BARCLAYS BANK PLC
as a Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

[Signature Page To Amendment No. 1]

CITIBANK,N.A
as a Lender

By: /s/ Larry Washington

Name: Larry Washington

Title: Director

[Signature Page To Amendment No. 1]

GOLDMAN SACHS BANK USA
as a Lender

By: /s/ Andrew B. Vernon

Name: Andrew Vernon

Title: Authorized Signatory

[Signature Page To Amendment No. 1]

JP MORGAN CHASE BANK, N.A.
as a Lender

By: /s/ Tyler Branch

Name: Tyler Branch

Title: Authorized Officer

[Signature Page To Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By: /s/ Michael King

Name: Michael King

Title: Vice President

[Signature Page To Amendment No. 1]

Bank OZK
as a Lender

By: /s/ Moni Collins

Name: Moni Collins

Title: Senior Managing Director

[Signature Page To Amendment No. 1]

First Horizon Bank
as a Lender

By: /s/ Neco Woods

Name: Neco Woods

Title: Vice President

[Signature Page To Amendment No. 1]

Texas Capital Bank
as a Lender

By: /s/ Casey Lowary

Name: Casey Lowary

Title: Managing Director

[Signature Page To Amendment No. 1]

ANNEX A

SCHEDULE I

Applicable Margin and Applicable Percentage

Pricing Level	Net Total Leverage Ratio	Applicable Margin for SOFR Loans	Applicable Margin for Base Rate Loans	Applicable Percentage for Commitment Fee	Applicable Percentage for Letter of Credit Fees
I	Greater than or equal to 4.50:1.00	2.75% per annum	1.75% per annum	0.500% per annum	2.75% per annum
II	Less than 4.50:1.00 but greater than or equal to 4.00:1.00	2.50% per annum	1.50% per annum	0.500% per annum	2.50% per annum
III	Less than 4.00:1.00 but greater than or equal to 3.50:1.00	2.25% per annum	1.25% per annum	0.500% per annum	2.25% per annum
IV	Less than 3.50:1.00 but greater than or equal to 3.00:1.00	2.00% per annum	1.00% per annum	0.375% per annum	2.00% per annum
V	Less than 3.00:1.00	1.75% per annum	0.75% per annum	0.375% per annum	1.75% per annum

ANNEX B

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Grantors”) hereby (i) acknowledges receipt of a copy of that certain Master Assignment, Agreement and Amendment No. 1 to Revolving Credit Agreement dated as of August 4, 2026 (the “Amendment”) among WBI Operating LLC, the lenders referred to therein and Truist Bank, as Administrative Agent and Collateral Agent, relating to the Revolving Credit Agreement dated as of September 26, 2025 (as amended by the Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) consents to the Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Loan Document to which it is a party and expressly reaffirms, as of the date hereof, in the case of the Guarantors, its guaranty of the Obligations and grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Each Grantor hereby represents and warrants that (x) neither the modification of the Credit Agreement effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (vi) each of the representations and warranties applicable to such Grantor pursuant to Section 4 of the Amendment and each other Loan Document to which it is a party is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or materiality qualifier, in which case such representations and warranties shall be true and correct in all respects).

Although the Grantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Grantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Grantors of such matters in the future or to seek any Grantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be a Loan Document for all purposes.

THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.5(b) - (d) and 10.6 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

Dated as of August 4, 2026.

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Executed as of the date indicated above.

GRANTORS:

ARKOMA WATER RESOURCES, LLC

DESERT ENVIRONMENTAL LLC

DESERT OPERATING LLC

DESERT RECLAMATION LLC

EVX EAGLE FOD PARTNERS, LLC

EVX LAND LLC

EVX OPERATING LLC

EVX SOUTH TEXAS SWD, LLC

PECOS WATER LLC

PERMIAN WATER LLC

SAFEFILL PECOS, LLC

STATELINE WATER, LLC

WATERBRIDGE ARKOMA OPERATING, LLC

WATERBRIDGE MANAGEMENT COMPANY LLC

WATERBRIDGE MANAGEMENT INC.

WATERBRDIGE MIDSTREAM OPERATING LLC

WATERBRIDGE OPERATING LLC

WATERBRIDGE RESOURCES DELAWARE, LLC

WATERBRIDGE RESOURCES MID-CONTINENT, LLC

WATERBRIDGE STATELINE LLC

WATERBRIDGE TEXAS MIDSTREAM LLC

WATERBRDIGE TEXAS OPERATING LLC

WBI G&D LLC

DESERT 302 LLC

RANGER WATER MIDSTREAM, LLC

By: /s/ Scott McNeely

Name: Scott McNeely

Title: Executive Vice President, Chief Financial

Officer

[Signature Page To Consent and Reaffirmation of Amendment No. 1]